                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities

                    Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE

     COMMISSION ONLY (AS PERMITTED BY

     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-13

                             Integrity Mutual Funds, Inc.

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               (Name of Registrant as Specified in Its Articles)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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____________________

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

ANNUAL MEETING TO BE HELD

May 28, 2004

____________________

April 13, 2004

Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, commencing at 10:00 a.m., local time, on Friday, May 28, 2004.

            The Secretary’s Notice of Annual Meeting and the Proxy Statement, which follow, describe the matters to come before the Meeting.  During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

            We hope that you will be able to attend the Meeting in person, and we look forward to seeing you.  Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting.  You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,

/s/  ROBERT E. WALSTAD

Robert E. Walstad

Chairman, and CEO

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD May 28, 2004

_____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Integrity Mutual Funds, Inc. (the "Company"), a North Dakota corporation, will be held on May 28, 2004, at 10:00 a.m., local time, at the Sleep Inn, 2400 10th Street SW, North Dakota, for the following purposes:

1.      To elect the Board of Directors of the Company.

2.      To ratify the selection of Brady, Martz & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 2004.

3.      To approve the proposed amended and restated Articles of Incorporation.

4.      To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

Only shareholders of record at the close of business on April 12, 2004, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

You are cordially invited and urged to attend the Meeting.  All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose.  Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

The Board of Directors of the Company is soliciting the enclosed Proxy.  The Board of Directors recommends that you vote in favor of the proposed items.  Your vote is important.

By Order of the Board of Directors

/s/ Jacqueline L. Case
Jacqueline L. Case
Secretary

Minot, North Dakota

Dated:  April 13, 2004

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE.  IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE.  EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES.
PLEASE DO IT TODAY.

INTEGRITY MUTUAL FUNDS, INC.

1 Main Street North

Minot, ND 58703

(701) 852 - 5292

__________________________________________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held May 28, 2004

__________________________________________________

GENERAL INFORMATION

            The enclosed Proxy is being solicited by the Board of Directors (“Board”) of Integrity Mutual Funds, Inc. (the “Company”), a North Dakota corporation, for use in connection with the Annual Meeting of Shareholders on May 28, 2004, at 10:00 a.m. local time (the “Meeting”) at the Sleep Inn, 2400 10th Street SW, Minot, North Dakota, and at any postponement or adjournment thereof.  Only shareholders of record as of the close of business on April 12, 2004 (the “Record Date”), will be entitled to vote at the Meeting or any postponement or adjournment.  When the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

            ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

            The address of the principal executive office of the Company is 1 Main Street North, Minot, North Dakota 58703.  This Proxy Statement and the Board’s form of Proxy are being mailed to shareholders on or about April 13, 2004.  Concurrently with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2003. The Company has determined that the audited financials for the year ended December 31, 2003, are not material to the consideration of the proposals described in the Proxy Statement. Accordingly, such financial statements are not included or incorporated by reference herein.

            The Company is bearing all costs of soliciting Proxies and expressly reserves the right to solicit Proxies otherwise than by mail.  Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of Proxies by mail by one or more of the directors, by officers or by employees of the Company.  The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

            As of April 12, 2004, the Company had outstanding _____________ shares, $__________ par value, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes.  Representation of a majority of the Company’s shares outstanding on such date, either in person or by Proxy, constitutes a quorum for the Meeting.  When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a Proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

Because many of the Company's shareholders may be unable to attend the Meeting in person, our Board solicits Proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

What is being voted on at the Meeting?

The Company’s Board is asking shareholders to consider three items at this Meeting:

•        To elect directors to the Company’s Board of Directors;

•        To ratify the selection of Brady, Martz & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2004; and

•        To approve the amended and restated Articles of Incorporation.

Who can vote at the Meeting?

Our Board has set April 12, 2004, as the Record Date for the Meeting.  Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.  Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting.  On the Record Date, there were approximately ___________ shares outstanding held by a total of ________ shareholders of record.   Therefore, there are a total of approximately ___________ votes that will be entitled to be cast at the Meeting.

What constitutes a quorum for the Meeting?

A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share.  To have a quorum, we need more than 50% of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a Proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting.  Each vote will be tabulated separately.

How do I vote?

If you complete and properly sign the accompanying Proxy form and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting.  If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy form in person.  If you hold your shares in "street name," that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

Can I change my vote after I return my Proxy form?

Yes.  Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address at the top of page 2, either a written notice of revocation or a duly executed Proxy bearing a later date or you may vote in person at the Meeting.  The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request.  However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

Proposal No. 1 - Election of Directors.  The election of each director nominee requires the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting.  Our shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. 1 herein.

Proposal No. 2 - Ratification of Auditors.  An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the selection of Brady, Martz & Associates, P.C., as our independent auditors for the fiscal year ending December 31, 2004.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders with respect to Proposal No. 2, broker non-votes are not counted for purposes of determining whether a proposal has been approved.  Therefore, for this matter, affirmative abstentions will have the same effect as a vote against the proposal.

Proposal No. 3 - Approval of Amended and Restated Articles of Incorporation.  An affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the proposed Amended and Restated the Articles of Incorporation.

While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders with respect to Proposal No. 3, broker non-votes are not counted for purposes of determining whether a proposal has been approved.  Therefore, for this matter, affirmative abstentions will have the same effect as a vote against the proposal.

Votes cast by Proxy will be tabulated by an automated system administered by Integrity Fund Services, Inc. (formerly known as ND Resources, Inc.), our transfer agent.  The independent persons appointed by the Company to act as election inspectors for the Meeting will count votes cast by Proxy or in person at the Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting to be held on May 28, 2004, and at any and all postponements or adjournments thereof, it is intended that the Company's shares represented by properly executed proxies that are enclosed herewith (each, a "Proxy") will be voted to elect the director nominees, unless authority so to vote is withheld.  Each nominee is currently a member of the Board of the Company and all of the nominees have indicated a willingness to serve as a director, if elected.  If elected, each nominee will serve until the next annual meeting of shareholders or until the earlier of removal, resignation, death or disqualification.  The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason.  If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee.  Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

The directors have voted to nominate five directors for election to hold office for a one-year term until the next Annual Meeting of shareholders or until their successors are elected and qualified. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the five nominees named below.

Following is certain information regarding the nominees for director:

Name	Age	Term of Office with the Company	Positions and Offices with the Company
Vance A. Castleman	60	3-25-94 to Present	Director

Peter A. Quist	70	5-04-88 to Present	Vice President and Director
Myron D. Thompson	59	3-20-98 to Present	Director
Robert E. Walstad	59	9-22-87 to Present	Chief Executive Officer and Director
Richard H. Walstad	65	5-04-88 to Present	Director

Cumulative voting is permitted in the election of directors in accordance with the following procedure:

Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

1.      The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

2.      Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

            Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company’s shares could elect all of the directors.  It is expected that the Proxies received by the directors’ nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vance C. Castleman - Member, Souris Basin Revolving Loan Fund Committee (1972 - 1999, 2003 - Present); Real Estate Developer (1979 - Present); President and CEO of Inn-Vestments, Inc. (1994 - Present); VP-Marketing, Labor Ready, LRW (1999 - 2000); President, Minot Lodging Expo, LLC (1999 - Present); Director of ARM Securities Corporation, (2000 – 2003); Director of Capital Financial Services, Inc. (2002 - Present).

Peter A. Quist - Vice President and Director of Integrity Mutual Funds, Inc. (1988 - Present); Vice President, Secretary and Director of Integrity Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), and Integrity Fund Services, Inc. (1989 - Present); Director, Vice President and Secretary of ND Tax-Free Fund, Inc. (1988 - Present), Montana Tax-Free Fund, Inc. (1993 - Present), Integrity Fund of Funds, Inc. (1994 - Present) and Integrity Small-Cap Fund of Funds, Inc. (1998 – June 2003); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 - Present); Director of South Dakota Tax-Free Fund, Inc. (1995 - Present); Vice President, Secretary and Director of  Integrity Funds Distributor, Inc. (1996 - Present); Director of ARM Securities Corporation (2000 - 2003). Vice President and Secretary of Integrity Equity Fund, Integrity Health Sciences Fund, Integrity Income Fund, Integrity Small-Cap Growth Fund, Integrity Technology Fund and Integrity Value Fund series of The Integrity Funds (2003 – Present); Vice President and Secretary of Kansas Municipal Fund, Kansas Insured Income Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund series of the Integrity Managed Portfolios (1996 – Present); Vice President and Secretary of the Maine Municipal Fund and the New Hampshire Fund series of the Integrity Managed Portfolios (2003 – Present). Currently a licensed North Dakota attorney.

Myron D. Thompson – President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc. (1990 - Present); President and Director, Labor Force of MN, Inc. (1989 - Present); General Partner, Dakota Apple Partnership (1994 - Present); President, Director and Member, Village Ventures, LLC (1995-Present); President, Director and Member, Ventures North, LLC  (2002 - Present); Director, Officer and Member, Prairie Funding, Inc. (2002 - Present); Stockholder and Owner, Command Labor (2003 – Present).

Robert E. Walstad – Director of Integrity Mutual Funds, Inc. (1987 - Present); President of Integrity Mutual Funds, Inc. (1987 - 2001, 2002- 2003); Chief Executive Officer of Integrity Mutual Funds, Inc. (1988 - Present); President, Treasurer and Director of Integrity Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), Integrity Fund Services, Inc. (1989 - Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988 - Present), Montana Tax-Free Fund, Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1994 - Present), Integrity Fund of Funds, Inc. (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc. (1998 – June 2003); President, Treasurer and Director of Integrity Funds Distributor, Inc.(1996 - 2003); associated with securities industry as an NASD licensed registered representative (1972 - Present); President and CEO of Capital Financial Services, Inc. (2002 - Present); Director of Magic Internet Services, Inc. (1999 - Present), President of Magic Internet Services, Inc. (1999 - 2001); Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation. President, Treasurer and Director of Integrity Equity Fund, Integrity Health Sciences Fund, Integrity Income Fund, Integrity Small-Cap Growth Fund, Integrity Technology Fund and Integrity Value Fund Series of The Integrity Funds (2003 – Present); President, Treasurer and Director of Kansas Municipal Fund, Kansas Insured Income Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund Series of the Integrity Managed Portfolios (1996 – Present); President, Treasurer and Director of Maine Municipal Fund and New Hampshire Fund Series of the Integrity Managed Portfolios (2003 – Present).

Richard H. Walstad – Consultant of Cook Sign Company of Fargo, (2001 - Present), Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 – 2001, 2003 – Present); Director, Community First Bank, Fargo (1983 - 2001); Vice Chairman, Dakota Certified Development Corp. (1992 - 2001); Vice Chairman, Fargo Cass County Economic Development Corp., Fargo (1998 - 2001); Vice Chairman, Fargo Municipal Airport Authority (1999 - 2001); Chairman, Fargo Air Museum and Fargo AirSho Committee.

FAMILY RELATIONSHIPS

            Richard H. Walstad, a director of the Company, is the brother of Robert E. Walstad, CEO and director of the Company.  None of the other directors are related to any other director or to any executive officer of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

            During the fiscal year ended December 31, 2003, three regular meetings of the Board were held.  All directors attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.

            Audit Committee

The Company’s Audit Committee is composed of Vance Castleman and Myron Thompson, each of whom meet the independence requirements of the SEC.  The Audit Committee currently does not have a member that meets the requirements of a “financial expert” as defined by the SEC.  The primary function of the Audit Committee is to fulfill its responsibility of overseeing management’s conduct of the financial reporting process, the annual independent audit of the Company’s financial statements, and reviewing the financial reports provided by the Company. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor’s opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent accountants to discuss all pertinent matters and reports to the Board regarding its activities.  The Audit Committee met twice in 2003.

The Audit Committee has adopted a formal, written charter, which was amended on March 9, 2004.  The Charter specifies the scope of the Audit Committee’s responsibilities and how it should carry out those responsibilities.  The Charter also outlines the Audit Committee’s pre-approval policies and procedures that require the Audit Committee to review and approve, in advance, fees proposed to be charged to the Company by the auditors for each audit and non-audit service.  A copy of the written charter, as amended, is attached as Exhibit A.

Report of Audit Committee

The Audit Committee met to review the audited financials for the fiscal year ended December 31, 2003, with members of management and the independent accountants. Included in the discussions were issues regarding matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.  Additionally, the independent accountants discussed with the Audit Committee new accounting policies, management’s judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Annually, the independence of the auditors is discussed and the auditors provide information regarding their independence required by Independence Standards Board No. 1, as may be modified or supplemented.  Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year 2003.

Vance Castleman

Myron Thompson

Nominating Committee Process

The Company does not have a Nominating Committee of the Board.  All directors participate in the nominating process.  The Company has determined that a nominating committee is not necessary, because the full Board has taken on the responsibility of acting as the Nominating Committee.  There is currently no written Nominating Committee charter.  The Board does not have a formal, consistent policy for the nominating process.  The Board will consider all nominees equally, including candidates recommended by shareholders.

The Board will identify potential nominees based on specified objectives in terms of the composition of the Board, taking into account such factors as industry experience and areas of expertise.  Nominees will be evaluated on the basis of their experience, judgment, integrity, ability to make independent inquiries, understanding of the Company’s business and willingness to devote adequate time to Board duties.

Compensation Committee

The Company has a Compensation Committee of the Board that held one meeting during the last fiscal year.  The Compensation Committee is composed of  “independent” members of the Board.  The Committee reviews and recommends executive salaries and any share based compensation plans.

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT ACCOUNTANT

Audit and Non-Audit Fees

During the fiscal year ended December 31, 2003, Brady, Martz & Associates, P.C. (“Brady Martz”), the Company’s independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered and determined that the provision of the non-audit services rendered to the Company by Brady Martz during the Company’s fiscal year 2003 was compatible with maintaining the independence of Brady Martz.

The following table presents fees for professional audit services rendered by Brady Martz for the audit of the Company’s annual financial statements for the years ended December 31, 2002 and 2003, and fees billed for other services rendered by Brady Martz.

	2002	2003
Audit Fees (1)	$56,930	$50,630
Audit-Related Fees (2)	11,015	8,385
Tax Services (3)	5,700	5,745
All Other Fees	0	0

(1)   Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)   Audit-related fees are fees principally for professional services rendered for the audit of the Company’s due diligence and technical accounting consulting and research.

(3)   Tax services fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.  Tax service fees also include fees relating to other tax advices, tax consulting and planning other than for tax compliance and preparation.

DIRECTOR COMPENSATION

Each director (other than those directors who are also employees of the Company) received cash compensation of $6,000 for the year 2003. In addition, Board members were reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

EXECUTIVE OFFICERS

            The executive officers of the Company are Robert E. Walstad, Mark Anderson and Jerry Szilagyi.  The biography of Robert E. Walstad appears on page 6.

Mark R. Anderson - President of Integrity Mutual Funds, Inc. (2003 - Present); Business Development Coordinator and Shareholder Services Manager of Integrity Mutual Funds, Inc (1995 – 1999); Personal Trust Officer of Wells Fargo Bank North Dakota, N.A. (1999-2003).

Jerry J. Szilagyi, CFA - Sr. Vice President Business Development of Integrity Mutual Funds, Inc. (2003 - Present); President of Abbington Capital Group LLC (1998-Present); Executive Vice President Corporate Development of Orbitex Financial Services Group, Inc. (1998-2003); Director of Circle Trust Company (2000 - 2003).

EXECUTIVE COMPENSATION

            The following table sets forth information with respect to all annual and long-term compensation provided to the Company’s Chief Executive Officer (“CEO”).

SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs
Robert E. Walstad,
CEO and Director	2003 2002 2001	120,000 120,000 75,000	0 0 0	1,162(1) 518(1) 45,222(2)	120,000 0 0

(1) Reflects compensation paid under an arrangement where Mr. Walstad received, in addition to his base salary and other regular employment benefits, standard commissions based on sales of securities.

(2) Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad received, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million for the first nine months of the year as well as standard commissions based on sales of securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2003, except as noted.  Robert E. Walstad, CEO and director of the Company at the time, was delinquent in filing a Form 4, which was due on or before September 3, 2003.  This delinquency has been remedied by the subsequent filing of a Form 4 disclosing the information required to be filed.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

            The following table sets forth, as of January 2, 2004, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, each director, each executive officer named in the Summary Compensation Table on page 10, and all executive officers and directors as a group.

NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1) AS OF JANUARY 2, 2004	PERCENTAGE OF OUTSTANDING SHARES
Robert E. Walstad	2,078,964 (2)	15.4%
Vance A. Castleman	293,180 (3)	2.2%
Peter A. Quist	273,865 (4)	2.0%
Myron D. Thompson	261,000	2.0%
Richard H. Walstad	104,394 (5)	*
Mark Anderson	5,000 (6)	*
Jerry Szilagyi	612,500	4.6%
Richard Barone	3,194,546 (7)	23.7%
Executive officer and directors as a group (5 persons)	3,011,403 (8)	22.3%

* Less than 1% owned.

(1)        Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2)        Of these shares, 17,054 are held in Mr. Walstad’s 401(k) account, and 66,670 shares held in Mr. Walstad’s ESOP.  Includes 1,350,400 shares covered by warrants and 520,000 options that are currently exercisable or exercisable within 60 days of April 12, 2004, held by Mr. Walstad.

(3)               Of these shares, 285,750 are held as tenants in common with Mr. Castleman’s wife, and 7,430 are held in Mr. Castleman’s IRA account.

(4)               Of these shares, 34,567 are held in Mr. Quist’s ESOP.  Includes 112,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of April 12, 2004 held by Mr. Quist.

(5)               Of these shares, Mr. Walstad’s wife holds 13,334. Includes 22,600 shares covered by warrants which are currently exercisable or exercisable within 60 days of April 12, 2004.

(6)               Includes 2,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of April 12, 2004.

(7)                      Of these shares, Mr. Barone holds 1,675,000 shares individually of which 575,000 are common shares, 500,000 are preferred shares and 600,000 are warrants and 1,519,546 shares of which 969,546 are common shares and 550,000 are preferred and are owned by various clients of Ancora Securities, Inc.  Mr. Barone disclaims beneficial interest or discretionary authority over these shares; however, Mr. Barone owns control of Ancora Securities, Inc.

(8)               Includes 1,885,000 shares covered by warrants and options, which are currently exercisable or exercisable within 60 days of April 12, 2004.

Employment Agreements

Robert E. Walstad entered into an employment contract on October 1, 2001.  The contract term is continued for a minimum period of three years subject to annual reviews.  Upon satisfactory good faith review, the term of this contract shall be extended an additional year, allowing the termination date of this contract to be annually rolled forward for successive one year periods.  Mr. Walstad's salary is set annually by the Board.  Other compensation, such as share option grants, is awarded periodically at the discretion of the Board upon annual good faith reviews.  Mr. Walstad is entitled to the remaining portion of the contract payments made either in continuing monthly increments or in a lump sum if his position as Chairman and Chief Executive Officer is no longer in effect.

Mark Anderson entered into an employment contract on May 1, 2003.  The contract term shall continue for a period of one year, and the agreement shall automatically extend for consecutive one-month periods on the last day of each calendar month during the term therof subject to review by the Board.  Mr. Anderson’s salary is set annually by the Board.  Other compensation, such as bonuses, will be awarded annually based on achievement of certain goals set by the Board.  Mr. Anderson is entitled to a pro-rata bonus compensation for any benchmarks that have been achieved.

Jerry Szilagyi entered into an employment contract on May 1, 2003.  The contract term shall continue for a period of one year unless otherwise terminated pursuant to terms of this agreement.  Mr. Szilagyi's salary is set annually by the Board.  Other compensation, such as bonuses, will be paid quarterly based on the calendar quarter.  If Mr. Szilagyi is employed for less than the full calendar quarter he will be entitled to a pro-rata bonus compensation.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Brady Martz to serve as independent auditors of the Company for the fiscal year ending December 31, 2004.  The shareholders of the Company are being asked to ratify this selection at the Meeting.  A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Brady Martz as the Company's independent auditors for the fiscal year ending December 31, 2004.

            The firm of Brady Martz has been the auditor for the Company since the Company’s inception in September 1987.  The Board has again selected Brady Martz to serve as the Company’s independent auditors for the year ending December 31, 2004, subject to ratification by the shareholders, based on the recommendation of the Board’s Audit Committee.  While it is not required to do so, the Board is submitting the selection of that firm for ratification to ascertain the view of the shareholders.  If the selection is not ratified, the Board will reconsider its selection.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Brady Martz as independent auditor for the Company for the year ending December 31, 2004.

            A representative of Brady Martz will be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF THE PROPOSED AMENDED AND

RESTATED ARTICLES OF INCORPORATION

The Board has unanimously approved a resolution to amend and restate the Company’s articles of incorporation (attached hereto as Exhibit B) and recommends that shareholders vote in favor of the resolution for the following reasons:

(1)               ND Holdings, Inc., was organized as a venture capital corporation pursuant to Chapter 10-30.1 of the North Dakota Century Code, and its original articles of incorporation were filed with the North Dakota Secretary of State on September 22, 1987.

The main reason for organizing as a venture capital corporation was that investors in the Company’s shares were offered a credit against state income taxes in the amount of twenty-five percent of their investments with certain limitations and that this incentive would be an important marketing tool in selling shares to North Dakota investors.  However, the tax credit provisions of Chapter 10-30.1, which were administered by the State Tax Commissioner, proved to be largely illusory, because the credits were available only to persons who filed their returns on the so-called “long form,” whereas most investors filed using the “short form.”

Of secondary importance in organizing the Company as a venture capital corporation were exemptions from the securities and dealer/salesman registration provisions of the North Dakota securities laws.  The securities exemptions were of little consequence to the Company, because the securities either had to be registered with the Securities and Exchange Commission or had to be offered and sold in reliance upon some exemption from registration under the federal securities laws.  Furthermore, the antifraud provisions of the federal securities laws and similar provisions of the North Dakota securities laws were applicable to the offerings irrespective of whether registration of the securities was required, which meant that full, fair, and accurate disclosure of material facts concerning the offerings had to be made to offerees.  Accordingly, registering the securities in North Dakota would not have been burdensome in any event, and the securities registration fees were negligible.

The exemption from the dealer/salesman registration provisions was similarly inconsequential, because the persons through whom offers and sales were affected were appropriately registered not only with the Securities and Exchange Commission, but also with the National Association of Securities Dealers, Inc., and the North Dakota Securities Commissioner.

Absent the reasons for incorporating as a venture capital corporation in the first place, the Board has decided that it is preferable to convert to a general North Dakota business corporation under Chapter 10-19.1 of the North Dakota Century Code under the circumstances.

(2)               As originally enacted, Chapter 10-30.1 contained a number of requirements, restrictions, and limitations which were burdensome to the Company.  Furthermore, certain subsequent amendments to Chapter 10-30.1 created an obstacle to the Company’s continued growth and progress.  Although the Company sought and obtained what it perceived to be relief from some of the onerous requirements of Chapter 10-30.1, challenges from the North Dakota Attorney General and the North Dakota Securities Commissioner make it expedient for the Company to abandon its status as a venture capital corporation and to convert to a general North Dakota business corporation.

(3)               Since its original incorporation in 1987, the Company’s articles of incorporation have been amended twice.  The first such amendment occurred on June 3, 2002, when the articles were amended to change the name of the Company to Integrity Mutual Funds, Inc., to increase the number of authorized shares, to convert the shares from no par value to $0.0001 par value, and to divide the shares into common and preferred classes.  The second amendment was filed on December 12, 2003, and involved the creation of a new class of preferred shares designated as Series A Convertible Preferred Shares.  These two amendments, as well as the ability to streamline the articles by eliminating certain unnecessary provisions, such as the name and address of each incorporator and each initial director, the period of the Company’s duration, and the purpose for which it is organized, make it expedient to restate the articles as amended rather than to merely amend them (See Restated Articles of Incorporation attached hereto as Exhibit C).

(4)               Article 6 of the original articles of incorporation indicated that provisions limiting or denying shareholders preemptive rights to acquire additional or treasury shares were as set forth in the Company’s by-laws.  For some reason, probably through oversight, no such provisions were contained in the bylaws.

Section 10-19.1-65 of the North Dakota Century Code provides, in substance, that shareholders of a corporation have preemptive rights unless denied or limited in the articles or otherwise provided in the articles.  There may be circumstances, especially, but not necessarily limited to situations involving mergers and acquisitions, where the Board decides that it is imprudent or undesirable for one reason or another to have to offer existing shareholders preemptive rights.  The proposed provision supplies the missing authority for the board to deny or limit preemptive rights to shareholders under these circumstances.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

OTHER MATTERS

            The Company’s management is not aware of any other matters that may come before the Meeting.  The proxies named in the accompanying Proxy form will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

            A copy of the Annual Report to shareholders is enclosed with this Proxy Statement.   Copies of the Company’s 10-KSB Annual Report are available upon request by contacting Jacqueline L. Case at the Company at 1 Main Street North, Minot, ND  58703.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2005 Meeting must be received by the Secretary of the Company, 1 Main Street North, Minot, North Dakota 58703, no later than December 16, 2004, for inclusion in the Proxy Statement and form of Proxy for such Meeting.  If notice of any other shareholder proposal intended to be presented at the 2005 Annual Meeting of shareholders but not intended to be included in the Company’s Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before February 28, 2005, the Proxy solicited by the Board of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company’s Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of the Company's shares for which Proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's shares.

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed Proxy form and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company.  The Company will reimburse banks and brokers who hold the Company's shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold those Company's shares.  To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers.  It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

It is important that Proxies be returned promptly.  Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed for of Proxy and return it promptly in the envelope provided for that purpose.  By returning your form of Proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held.  Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Jacqueline L. Case
Jacqueline L. Case
Secretary

Dated: April 13, 2004

EXHIBIT A

INTEGRITY MUTUAL FUNDS, INC.

Audit Committee Charter

PURPOSE

The Audit Committee (“Committee”) is a committee of the Board of Directors (“Board) of Integrity Mutual Funds, Inc. (“Corporation”).  The primary function of the Committee will be to assist the Board in fulfilling its oversight responsibilities to the shareholders and the investment community.  The purposes of the audit committee are:

a)      to oversee the accounting and financial reporting process of the Corporation and its internal control over financial reporting;

b)      to oversee the quality and integrity of the Corporation’s financial statements and the independent audit thereof;

c)      to oversee, or, as appropriate, assist Board oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal control over financial reporting and independent audits;

d)      to approve prior to appointment the engagement of the Corporation’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Corporation’s independent auditors; and

e)      to act as liaison between the independent auditors, management and the full Board.

AUTHORITY

The Committee has the authority to engage independent counsel and advisors as it determines necessary to carry out its duties.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Corporation, as appropriate.

MEMBERSHIP

The Committee should consist of a minimum of two Directors, all of whom must be independent as defined by section 10A-3(b)(1) of the exchange act.  There may be unexpected circumstances in which there are fewer than two Directors at which time the independent directors of the Board will appoint a new audit committee member as soon as reasonably possible.  The independent directors of the Board will appoint committee members and the committee chair and may replace members of the Committee for any reason.

Independence requires that the audit committee member (1) not accept directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or its subsidiaries, other than for Board and Committee service, and (2) not be an “affiliated person “ of the Corporation or any of its subsidiaries.

The Board shall determine annually whether any member of the Committee is a “financial expert” as defined in the Sarbanes-Oxley Act Section 407.

Each member of the Committee has been placed in a position of trust and agrees that the member will not either directly or indirectly disclose to any person, firm or corporation or use for own personal benefit, any matters affecting or relating to the Company’s business including, but not limited to, the names of and confidential information concerning the Company’s trade secrets, manner of operations, electronic data processing systems, or any other information concerning the business of the employer, except as required by the duties of the Member.

MEETINGS

The Committee will meet four times annually or as frequently as circumstances require.  All Committee members are expected to attend each meeting in person; however, members may attend telephonically, and the Committee may also act by written consent, to the extent permitted by law and by the Corporation’s by-laws.  Members of management, auditors or others may be asked to attend meetings and provide pertinent information as necessary.

The Committee shall have the authority to meet privately, and shall prepare and retain minutes of these meetings and appropriate documentation of decisions made.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

RESPONSIBILITIES

To fulfill these responsibilities, the Audit Committee shall perform the following duties:

a)      To review and discuss the Corporation’s quarterly and annual financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with management and the independent auditors prior to the filing of the Corporation’s quarterly report on Form 10-QSB and annual report on the 10-KSB, including a discussion with the independent auditors of the matters required by Statement of Auditing Standards No. 61, as amended.

b)      To appoint or replace the Corporation’s independent auditors and approve all fees payable to the independent auditors.  The independent auditors shall report directly to the Committee.

c)      To review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the Corporation’s independent auditors.

d)      To evaluate matters that affect the independence and capabilities of the independent auditors, and confirm the receipt of a statement from the independent auditors assuring their independence on an annual basis.

e)      To review and approve, in advance, fees proposed to be charged to the Corporation by the auditors for each audit and non-audit service that is not prohibited under the Sarbanes-Oxley Act.  Non-audit services need not be approved in advance only if (i) the aggregate amount of all such non-audit services is not more than 5% of all amounts paid to the independent auditors during the fiscal year and (ii) they are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

f)       To review with the independent auditors information and comments with respect to the audit of the financial statements, any adjustments to such statements recommended by the auditors, and to review the auditor’s opinion.

g)      The Committee should obtain and discuss with management and the independent auditors reports and analyses from management and the independent auditors concerning:

                                 i.            critical accounting policies and practices of the Corporation;

                               ii.            significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

                              iii.            any other material written communications between the independent auditors and management.

h)      To review with the independent auditors any difficulties encountered during the course of the audit process, including any restrictions on the scope of the independent auditors’ activities or access to required information and any significant disagreements with management and management’s response to such matters.

i)        To report its activities to the full Board on a regular basis and to make any recommendations as deemed appropriate.

j)        To review the Audit Committee Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

k)      To follow Whistleblower Policies established as a mechanism for employees to report concerns about questionable accounting, internal accounting control or audit matters confidentially to the Committee.

l)         To perform such other functions as required by law or assigned by the Board.

EXHIBIT B

RESOLUTION OF THE BOARD OF DIRECTORS OF INTEGRITY MUTUAL FUNDS, INC.,

PROPOSING TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

WHEREAS, Integrity Mutual Funds, Inc. (the “Corporation”), was incorporated as ND Holdings, Inc., on September 22, 1987, for the purpose of acting as a venture capital corporation pursuant to Chapter 10-30.1 of the North Dakota Century Code, as amended; and

WHEREAS, although Chapter 10-30.1 was originally perceived to be a boon to the Corporation and to economic development in the State of North Dakota, the implementation of the provisions of Chapter 10-30.1 and subsequent amendments to Chapter 10-30.1 have proved to be an obstacle and a stumbling block to the growth and the progress of the Corporation; and

WHEREAS, the Board of Directors (the “Board”) has determined that disencumbering the Corporation from the constraints imposed under Chapter 10-30.1 and allowing the Corporation to function as a general business corporation under Chapter 10-19.1 of the North Dakota Century Code, as amended, is in the best interests of the Corporation and its shareholders; and

WHEREAS, the Corporation’s original Articles of Incorporation (the “Articles”) have been amended twice and also contain provisions which are unnecessary under Chapter 10-19.1 of the North Dakota Cen-tury Code; and

WHEREAS, Article 6 of the original Articles indicated that provisions limiting or denying shareholders preemptive rights to acquire additional or treasury shares were as set forth in the Corporation’s bylaws; however, no such provisions were included in the bylaws; and

WHEREAS, there may be circumstances, especially but not necessarily limited to situations involving mergers and acquisitions, where it is imprudent or undesirable for one reason or another to have to offer ex-isting shareholders preemptive rights; and

WHEREAS, for the foregoing reasons, the Board proposes to amend the Corporation’s Articles, as amended, by amending the Articles in their entirety to restate and supersede the original Articles and all amendments to them;

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Articles, as amended, be amended in their entirety to restate and supersede the original Articles and all amendments to them to read as provided in Exhibit B which is attached hereto and incorporated herein by reference.  IT IS FURTHER RESOLVED, that this resolution be submitted to a vote of the Corporation’s shareholders at their annual meeting on May 28, 2004.

Dated this  25  day of  March, 2004.

THE BOARD OF DIRECTORS
Integrity Mutual Funds, Inc.

IN TESTIMONY WHEREOF, WITNESS the hand of the Secretary of Integrity Mutual Funds, Inc.

/s/ Jacqueline L. Case
Jacqueline L. Case

EXHIBIT C

RESTATED ARTICLES OF INCORPORATION

OF

INTEGRITY MUTUAL FUNDS, INC.

ARTICLE ONE

NAME

The name of the corporation is Integrity Mutual Funds, Inc.

ARTICLE TWO

CAPITAL STRUCTURE

 Authorized Shares

The total number of shares of all classes which the corporation has authority to issue is one billion one hundred million (1,100,000,000), one billion (1,000,000,000) shares of which shall be a single class of common shares, par value $0.0001 per share, and one hundred million (100,000,000) shares of which shall be preferred shares, par value $0.0001 per share.

Preferred Shares

1.        The preferred shares may be issued at any time and from time to time in one or more series or classes.  The board of directors is hereby authorized to provide for the issuance of preferred shares in series or classes and by filing a certificate of designation pursuant to applicable provisions of the North Dakota Century Code (hereinafter referred to as a “Preferred Share Certificate of Designation”) to establish from time to time the number of shares to be included in each such series or class and to fix the designation, powers, preferences, and relative, participating, optional, or other rights of shares of each such series or class and the qualifications, limitations, and restrictions thereof, if any.

2.        The authority of the board of directors with respect to each series or class of preferred shares shall include, but not be limited to, determination of the following:

a.        The designation of the series or class, which may be by distinguishing number, letter, or title;

b.       The number of shares of the series or class, which number the board of directors may thereafter (except where otherwise provided in the applicable Preferred Share Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

c.        Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series or class;

d.       Whether dividends, if any, shall be payable in cash, in kind, or otherwise;

e.        The dates on which dividends, if any, shall be payable;

f.         The redemption rights and price or prices, if any, for shares of the series or class;

g.       The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series or class;

h.       The amounts payable on shares of the series or class in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation;

i.         Whether the shares of the series or class shall be convertible or exchangeable into shares of any other series or class or any other security of the corporation or any other corporation and, if so, the specification of such other series or class or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable, and all other terms and conditions upon which such conversion or exchange may be made;

j.         Restrictions on the issuance of shares of the same series or class or any other series or class; and

k.        Whether or not the holders of the shares of such series or class shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of these articles of incorporation, that each share of such series or class shall carry one vote or more or less than one vote per share, that the holders of such series or class shall be entitled to vote on certain matters as a separate class (which for such purpose may be composed solely of such series or class or of such series or class and one or more other series or classes of shares of the corporation), and that all the shares of such series or class entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or class or separate class is voted on such matter.

3.        The common shares shall be subject to the express terms of the preferred shares and any series or class thereof.

Designation of Series A Convertible Preferred Shares

1.         Name and Designation

The distinctive name and serial designation of this series of preferred shares is “Series A Convertible Preferred Shares” (the “Series A Preferred Shares”).

2.        Number of Shares

                The Series A Preferred Shares shall consist of five million (5,000,000) shares.  The number of shares constituting such series may, unless prohibited by the articles of incorporation or by applicable law of the State of North Dakota, be increased or decreased from time to time by a resolution or resolutions of the board of directors; provided that no decrease shall reduce the number of Series A Preferred Shares to a number less than the number of shares then outstanding plus the number of shares issuable upon the exercise of outstanding options, rights, or warrants, or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Shares.  Series A Preferred Shares repurchased or redeemed by the corporation or surrendered for conversion shall be canceled and shall revert to authorized but unissued shares of preferred shares, undesignated as to series, subject to reissuance by the corporation as shares of preferred shares of any one or more series other than the Series A Preferred Shares.

3.         Dividends

a.        The holders of the Series A Preferred Shares shall be entitled to receive out of any assets legally available therefor cumulative dividends at the rate of 6.0% per year (of the initial issue price of $.50 per share), based upon a 360-day year (twelve 30-day months), accrued monthly and payable quarterly on the fifteenth day of the second month following the end of each calendar quarter (quarters ending March 30, June 30, September 30, and December 31) of each year in preference and priority to any payment of any dividend on the common shares.  Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from month to month whether or not earned or declared.  Dividends will be due and payable only if and when declared by the board of directors.  If at any time dividends on the outstanding Series A Preferred Shares at the rate set forth above shall not have been paid or declared and set apart for the payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the common shares of the corporation.

b.        Any dividend payable on a dividend payment date shall be paid in cash and in United States dollars if the corporation has sufficient profitability and cash flow to pay a cash dividend or at the option of the board of directors may be paid in the form of Series A Preferred Shares at an issue price of $.50 per share.

c.        Nothing contained herein shall be deemed to establish or require any payment or other charges in excess of the maximum permitted by applicable law.  In the event that any payment required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the corporation to the holder, and thus refunded to the corporation.

4.         Liquidation Preference; Redemption

a.        In the event of any liquidation, dissolution, or winding up of the corporation, either voluntary or  involuntary, the holders of the Series A Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any assets of the corporation to the holders of the common shares, the amount of $.50 per share plus any and all accrued but unpaid dividends (the “Liquidation Preference”).

b.        A consolidation or merger of the corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the corporation (other than a sale or transfer to a wholly-owned subsidiary of the corporation) shall not be deemed a liquidation, dissolution, or winding up within the mean of this Section 4.

c.        In the event of a change in control of the corporation, the corporation shall have the right to redeem any or all of the shares of Series A Preferred Shares after a sixty-day notice upon payment in cash of the Liquidation Preference to the holders thereof.  Holders of the Series A Preferred Shares shall have the right to convert the Series A Preferred Shares to common shares at the rate of one share of common shares for each share of Series A Preferred Shares during the sixty-day period.

d.        For the purposes hereof, a “change in control” means the occurrence of any of: (i)  a replacement of more than one-half of the members of the corporation’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (ii) the merger of the corporation with or into another entity that is not wholly-owned by the corporation, consolidation, or sale of all or substantially all of the assets of the corporation in one or a series of related transactions, or (iii) the execution by the corporation of an agreement to which the corporation is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

e.        At any time after five years from issuance, the corporation shall have the right to redeem any or all of the shares of Series A Preferred Shares after a sixty-day notice upon payment in cash of the Liquidation Preference to the holders thereof.  Holders of the Series A Preferred Shares shall have the right to convert the Series A Preferred Shares to common shares at the rate of one share of common shares for each share of Series A Preferred Shares during the sixty-day period.

5.         Conversion to Common Shares

a.        Series A Preferred Shares shall be convertible into the corporation’s $0.000l par value common shares at the rate of one share of $0.0001 par value common shares for each share of Series A Preferred Shares at any time after issuance at the option of the holder.

b.       The corporation has the option to require the holders of all or any part of the Series A Preferred Shares to convert to the corporation’s $0.0001 par value common shares at the rate of one share of $0.0001 par value common shares for each share of Series A Preferred Shares at any time after one year from issuance, provided that the closing bid price of the corporation’s $0.0001 par value common shares shall have been $1.00 or greater for the sixty days prior to the corporation’s exercising of its option to require conversion of the Series A Preferred Shares to the corporation’s $0.0001 par value common shares.

6.     Voting Rights

        In the event, and only in the event, that a declared dividend is in arrears for more than sixty days from the date of scheduled payment, the Series A Preferred Shares shall have the right to vote together with the holders of the corporation’s common shares on a one vote per share basis (and not as a separate class) on all matters presented to the holders of the common shares.

7.     Attorney’s Fees

        Any holder of Series A Preferred Shares shall be entitled to recover from the corporation the reasonable attorney’s fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the corporation hereunder.

8.        Additional Restrictions

        For as long as any shares of the Series A Preferred Shares are outstanding, the corporation will not amend the terms of the Series A Preferred Shares without the consent of the holders of the Series A Preferred Shares.

9.        Reacquired Shares

        Any Series A Preferred Shares purchased or otherwise acquired by the corporation in any manner whatsoever shall constitute authorized but unissued preferred shares and may be reissued as part of a new series of the preferred shares by resolution or resolutions of the board of directors, subject to the conditions and restrictions on issuance set forth herein, in the articles of incorporation, or in any other certificate of designation, preferences, and rights creating a series of preferred shares or as otherwise required by law.

10.     Consolidation, Merger, Exchange, and so on

        In case the corporation shall enter into any consolidation, merger, combination, statutory share exchange, or other transaction in which the common shares are exchanged for or changed into other shares or securities, money, and/or any other property, then in any such case the Series A Preferred Shares shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one times the aggregate amount of shares, securities, money and/or any other property (payable in kind), as the case may be, into which or for which each share of common shares is changed or exchanged.  In the event the corporation shall at any time after the consummation of the transactions contemplated by the transaction agreement declare or pay any dividend on common shares payable in common shares or effect a subdivision or combination or consolidation of the outstanding common shares (by reclassification or otherwise) into a greater or lesser number of shares of common shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Preferred Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common shares outstanding immediately after such event and the denominator of which is the number of shares of common shares that were outstanding immediately prior to such event.

11.     Rank

        The Series A Preferred Shares shall rank junior in terms of dividend and liquidation, dissolution, and winding up rights to all other series of the corporation’s preferred shares hereafter issued that specifically provide that they shall rank senior to the Series A Preferred Shares.

12.   Fractional Shares

        Series A Preferred Shares may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Shares.

13.   No Adverse Actions

        The corporation shall not in any manner, whether by amendment of the articles of incorporation (including, without limitation, any Certificate of Designation), merger, reorganization, recapitalization, consolidation, sale of assets, sale of shares, tender offer, dissolution, or otherwise take any action or permit any action to be taken solely or primarily for the purpose of increasing the value of any class of shares of the corporation if the effect of such action is to reduce the value or security of the Series A Preferred shares.

ARTICLE  THREE

PREEMPTIVE RIGHTS

Unless otherwise determined by the board of directors, no shareholder shall be entitled, as a matter of right, to purchase, subscribe for, or receive any right or rights to subscribe for any shares of any class that the corporation may issue or sell, whether or not exchangeable for any shares of the corporation of any class or classes, and whether or not of unissued shares authorized by the articles of incorporation as restated or by any amendment of the articles or out of shares of the corporation acquired by it after the issuance of the shares, and whether issued for cash, promissory notes, services, personal or real property, or other securities of the corporation, nor shall any holder of shares of the corporation be entitled to any right of subscription to any of such shares.  Further, unless otherwise determined by the board of directors, no holder of any shares of the corporation is entitled, as a matter of right, to purchase or subscribe for any obligation which the corporation may issue or sell that shall be convertible into or exchangeable for any shares of the corporation of any class or classes or to which shall be attached or appurtenant any warrant or warrants or other instrument or instruments which confer on the holder or holders of the obligation the right to subscribe for or purchase from the corporation any shares of any class or classes.

ARTICLE FOUR

REGISTERED OFFICE; REGISTERED AGENT

The address of the registered office of the corporation is 1 Main Street North, Minot, North Dakota 58703, and the name of its registered agent at that address is Robert E. Walstad.

ARTICLE FIVE

RESTATED ARTICLES OF INCORPORATION

1.     The shareholders adopted the restated articles at a meeting held on May 28, 2004.

2.        The restated articles supersede the original articles and all amendments to them.

3.     The restated articles have been adopted pursuant to Chapter 10-19.1 of the North Dakota Century Code.

Dated this _____ day of June, 2004.

INTEGRITY MUTUAL FUNDS, INC.

By /s/Robert E. Walstad
Robert E. Walstad
Chairman of the Board of Directors and Chief Executive Officer

INTEGRITY MUTUAL FUNDS, INC.

Annual Meeting of Shareholders

May 28, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby constitutes and appoints Robert E. Walstad or Peter A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Integrity Mutual Funds, Inc. (the “Meeting”), to be held May 28, 2004, at 10:00 a.m. at the Sleep Inn, 2400 10th Street SW, Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1.          The election as directors of all nominees listed below (except as marked to the contrary).

Nominees:         Vance A. Castleman, Peter A. Quist, Myron D. Thompson, Robert E. Walstad,
Richard H. Walstad

FOR	|_|	WITHHOLD AUTHORITY	|_|

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:

ITEM 2.          The ratification of the appointment of Brady, Martz & Associates, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR	|_|	AGAINST	|_|	ABSTAIN	|_|

ITEM 3.The approval of the proposed Amended and Restated of the Articles of Incorporation.

FOR	|_|	AGAINST	|_|	ABSTAIN	|_|

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

The undersigned acknowledges receipt from the Company, before execution of this Proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and (3) Proxy Statement for the Meeting.

X
Signature

X
Signature, if held jointly

X
Title (if applicable)

Date: April 13, 2004

Please sign exactly as name(s) appear(s) above.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporation name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.